SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 August 14, 2002
                    ----------------------------------------

                           SMITHWAY MOTOR XPRESS CORP.
             (Exact name of registrant as specified in its charter)



         Nevada                        000-20793                  42-1433844
(State or other jurisdiction     (Commission file number)       (IRS employer
  of incorporation or                                            identification
     organization)                                                 number)

                                2031 Quail Avenue
                             Fort Dodge, Iowa 50501
                  (Address, including zip code, of registrant's
                          principal executive offices)

                                 (515) 576-7418
                         (Registrant's telephone number,
                              including area code)


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
    (c) Exhibits.
   EXHIBIT
   NUMBER     EXHIBIT TITLE

    99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Executive Officer.

    99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Financial Officer.

ITEM 9. REGULATION FD DISCLOSURE.

     On August 14, 2002, Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Accompanying the Quarterly Report submission as correspondence were the certifications of the Company's Chief Executive Officer, William G. Smith, and Chief Financial Officer, G. Larry Owens, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350.

     The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SMITHWAY MOTOR XPRESS CORP.

Date:  August 14, 2002     By:  /s/ G. Larry Owens
                              -------------------------
                              G. Larry Owens, Executive Vice
                              President, Chief Operating Officer, and
                              Chief Financial Officer

                                  EXHIBIT INDEX

   99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Executive Officer.

   99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by the Chief Financial Officer.